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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 14, 2002
                                                          ---------------


                             AVERY SPORTS TURF, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
              -----------------------------------------------------
                     (State or jurisdiction of incorporation
                                or organization)


                                     0-29447
                               -----------------
                             (Commission File Number


                                   52-2171803
                     --------------------------------------
                     (I.R.S. Employer Identification Number


            9 Riverside Industrial Complex, Rome, Georgia          30161
            ---------------------------------------------          -----
               (Address of principal executive offices)          (Zip Code)


                  Registrant's telephone number: (706) 802-1970
                                                 --------------


                          In-Sports International, Inc.
            ---------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) Effective on August 14, 2002, the independent accountants who were previously engaged as the principal accountants to audit the Registrant's financial statements, Feldman Sherb & Co., P.C., was dismissed. This dismissal was approved by the Board of Directors. This firm audited the Registrant's financial statements for the for the period January 27, 1998 (inception) through December 31, 1998. This firm's report on these financial statements was modified as to uncertainty that the Registrant will continue as a going concern; other than this, the accountants' report on the financial statements for that period neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Registrant's most recent fiscal year and the subsequent interim period preceding such dismissal, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no "reportable events" as described in Item 304(a)(1)(iv)(B)1 through 3 of Regulation S-B that occurred within the Registrant's most recent fiscal year and the subsequent interim period preceding the former accountant's dismissal.

         (b) Effective on August 14, 2002, the firm of George Brenner, C.P.A was engaged to serve as the new principal accountant to audit the Registrant's financial statements. The decision to retain this firm was approved by the Board of Directors. During the Registrant's two most recent fiscal years, and the subsequent interim period prior to engaging that accountant, neither the Registrant (nor someone on its behalf) consulted the newly engaged accountant regarding any matter.

         (c) The Registrant has requested Feldman Sherb & Co., P.C. to respond to the Securities and Exchange Commission regarding its agreement with the statements made by the Registrant in this amended Form 8-K in response to Item 304(a)(1) of Regulation S-B.


                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   IN-SPORTS INTERNATIONAL, INC.



Dated: August 14, 2002                             By: /s/  George Avery
                                                       ---------------------
                                                      George Avery, President


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